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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2007

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

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
                           001-13255                                              43-1781797
                           ---------                                              ----------
                   (COMMISSION FILE NUMBER)                            (IRS EMPLOYER IDENTIFICATION NO.)

575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI                   63166-6760
---------------------------------------------------------------                   ----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                               (ZIP CODE)
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                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                               EXPLANATORY NOTE

         The purpose of this Amendment No. 1 to Current Report on Form 8-K/A is to make the following changes to Item 9.01 on Form 8-K, filed on October 4, 2007:

     o   File the Consent of Independent Registered Public Accounting Firm as
         Exhibit 23.

     o Refile the Report of Independent Registered Public Accounting Firm as part of Exhibit 99.3, "Financial Statements and Supplementary Data", which report was previously filed as Exhibit 23.

     o File Supplemental Schedule II - Valuation and Qualifying Accounts for the years ended December 31, 2006, 2005 and 2004 as Exhibit 99.4.


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ITEM 8.01 OTHER EVENTS
----------------------

         This Form 8-K is being filed to recast information that was previously reported in Solutia's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Form 10-K/A, filed on March 28, 2007, (the "2006 Form 10-K") to reflect several changes. These changes are:

    o On May 31, 2007, Solutia sold its Dequest(R) water treatment phosphonates business ("Dequest"). Beginning with the quarter ended June 30, 2007, Solutia accounted for Dequest as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

    o Beginning with the quarter ended June 30, 2007, Solutia changed its measurement of segment profit and loss to report results from both the Integrated Nylon and Performance Products reporting segment on the FIFO inventory basis, and all LIFO related impacts reported within the corporate overhead function.

    o On January 1, 2007, Solutia adopted AUG AIR-1, "Accounting For Planned Major Maintenance Activities" (FSP AUG AIR-1), that eliminates the acceptability of the accrue-in-advance method of accounting for planned major maintenance activities. Solutia implemented the deferral method to account for such activities.

         The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports accounting changes such as those noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2006, to reflect the presentation of Dequest as a discontinued operation, segment reporting on a FIFO basis for Integrated Nylon and Performance Products, and elimination of the accrue-in-advance method of accounting and usage of the deferral method for planned major maintenance activities. The updates do not represent a restatement of previously issued financial statements. The following recast information of Items of the 2006 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference:

    o    Item 6. Selected Financial Data

    o Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

    o    Item 8. Financial Statements and Supplementary Data

FORWARD LOOKING STATEMENTS

         This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management's current expectations and assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia's most recent Annual Report on Form 10-K, under "Cautionary Statement About Forward Looking Statements," Solutia's quarterly reports on Form 10-Q, and in filings with the U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the "Investors" section of Solutia's website at www.solutia.com. The bankruptcy court filings can be accessed by visiting www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

                                      3

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT
--------------      ----------------------

23                  Consent of Independent Registered Public Accounting Firm
99.1                Item 6 of Form 10-K for the fiscal year ended December 31,
                    2006: Selected Financial Data
99.2                Item 7 of Form 10-K for the fiscal year ended December 31,
                    2006: Management's Discussion and Analysis of Financial
                    Condition and Results of Operations
99.3                Item 8 of Form 10-K for the fiscal year ended December 31,
                    2006: Consolidated Financial Statements and Supplementary
                    Data
99.4                Supplemental Schedule II -- Valuation and Qualifying
                    Accounts for the years ended December 31, 2006, 2005 and
                    2004


                                      4

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                                  SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          SOLUTIA INC.
                          ------------
                          (Registrant)

                          /s/ Rosemary L. Klein
                          ---------------------
                          Senior Vice President, General Counsel and Secretary


Date:  October 4, 2007


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                                EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT
--------------      ----------------------

23                  Consent of Independent Registered Public Accounting Firm
99.1                Item 6 of Form 10-K for the fiscal year ended December 31,
                    2006: Selected Financial Data
99.2                Item 7 of Form 10-K for the fiscal year ended December 31,
                    2006: Management's Discussion and Analysis of Financial
                    Condition and Results of Operations
99.3                Item 8 of Form 10-K for the fiscal year ended December 31,
                    2006: Consolidated Financial Statements and Supplementary
                    Data
99.4                Supplemental Schedule II -- Valuation and Qualifying
                    Accounts for the years ended December 31, 2006, 2005 and
                    2004


                                      6